Exhibit 10.4(d)

AMENDMENT AND JOINDER TO GAS GATHERING AGREEMENTS

THIS AMENDMENT AND JOINDER TO GAS GATHERING AGREEMENTS (this “Amendment”) is made as of                     , 2006, among Atlas Pipeline Partners, L.P., a Delaware limited partnership, and Atlas Pipeline Operating Partnership, L.P., a Delaware limited partnership (collectively, “Gatherer”), Atlas America, Inc., a Delaware corporation (“Atlas America”), Resource Energy, LLC, a Delaware limited liability company (formerly Resource Energy, Inc., “Resource Energy”), Viking Resources, LLC, a Pennsylvania limited liability company (formerly Viking Resources Corporation, “Viking Resources”), Atlas Noble, LLC, a Delaware limited liability company (“Atlas Noble”), Atlas Resources, LLC, a Pennsylvania limited liability company (formerly Atlas Resources, Inc., “Atlas Resources”), Atlas Energy Resources, LLC, a Delaware limited liability company (“Atlas Energy”), and Atlas Energy Operating Company, LLC, a Delaware limited liability company (“Energy Operating”).

RECITALS

A. Gatherer and Atlas America, Resource Energy and Viking Resources are parties to the Master Natural Gas Gathering Agreement dated February 2, 2000 (as amended on October 25, 2005, the “2000 Gathering Agreement”) and desire to amend the same in accordance with the terms hereof.

B. Gatherer and Atlas America (as successor to Atlas Energy Group, Inc.), Atlas Resources, Atlas Noble, Resource Energy and Viking Resources are parties to the Natural Gas Gathering Agreement dated January 1, 2002 (as amended on October 25, 2005, the “2002 Agreement” and with the 2000 Gathering Agreement, the “Gathering Agreements”) and desire to amend the same in accordance with the terms hereof.

C. Atlas America has formed Atlas Energy and Energy Operating for the purpose of facilitating the initial public offering of Atlas Energy and, pursuant to the Contribution and Assumption Agreement of even date herewith, is transferring all of the issued and outstanding member interests in Resource Energy, Viking Resources, Atlas Noble and Atlas Resources to Energy Operating, and the parties hereto wish to join Atlas Energy and Energy Operating to the Gathering Agreements.

NOW, THEREFORE, in consideration of the premises, and the mutual covenants and agreements herein set forth, and intending to be legally bound, the parties agree as follows:

1. Joinder in the Gathering Agreements. Effective as of the date hereof, each of Atlas Energy and Energy Operating hereby joins each of the Gathering Agreements and accepts and agrees to be bound as a “Shipper” thereunder with respect to all of the terms and conditions thereof, and Gatherer hereby consents to such joinder.

2. Removal of Atlas America from the 2002 Agreement. Effective as of the date hereof, Atlas America is hereby removed as a party to the 2002 Gathering Agreement and shall have no further obligation thereunder.

3. Definition of “Investment Program.” The definition of “Investment Program” set forth in the 2000 Gathering Agreement is hereby amended and restated in its entirety as follows:

“Investment Program” means a Person principally engaged in the drilling of natural gas and oil wells for which Shipper or direct or indirect subsidiary of Shipper acts as a general partner, managing partner or manager and the securities of which have been offered and sold to investors.

4. Other Terms of Gathering Agreements. Except as otherwise expressly provided herein, the Gathering Agreements are not amended, modified or affected by this Amendment.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment.

[Signatures appear on following pages]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

Shipper:

ATLAS AMERICA, INC.

By:

Name:
Its:

ATLAS ENERGY RESOURCES, LLC

By:

Name:
Its:

ATLAS ENERGY OPERATING COMPANY, LLC

By:	Atlas Energy Resources, LLC, its sole member

By:

Name:
Its:

RESOURCE ENERGY, LLC

By:	Atlas Energy Operating Company, LLC, its sole member

By:	Atlas Energy Resources, LLC, its sole member

By:

Name:
Its:

VIKING RESOURCES, LLC

By:	Atlas Energy Operating Company, LLC, its sole member

By:	Atlas Energy Resources, LLC, its sole member

By:

Name:
Its:

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ATLAS NOBLE, LLC

By:	Atlas Energy Operating Company, LLC, its sole member

By:	Atlas Energy Resources, LLC, its sole member

By:

Name:
Its:

ATLAS RESOURCES, LLC

By:	AIC, LLC, its sole member

By:	Atlas Energy Operating Company, LLC, its sole member

By:	Atlas Energy Resources, LLC, its sole member

By:

Name:
Its:

Gatherer:

ATLAS PIPELINE OPERATING PARTNERSHIP, L.P.

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:

Name:
Its:

ATLAS PIPELINE PARTNERS, L.P.

By:	Atlas Pipeline Partners GP, LLC, its general partner

By:

Name:
Its:

4